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VARIABLE ANNUITY APPLICATION                 CIGNA LIFE INSURANCE COMPANY
                                             a CIGNA company

                                             MAILING ADDRESS:
                                             CIGNA INDIVIDUAL INSURANCE
                                             VARIABLE PRODUCTS SERVICE CENTER,
                                             ROUTING S249
                                             HARTFORD, CONNECTICUT 06152-2249

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
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 1                      Owner or Joint Owner Name/Full Name of Trust or Trustee(s)
  OWNER/TRUST           ----------------------------------------------------------
  INFORMATION

                        ---------------------------------------------------------------------------------------------------------
                                             First                              Middle                             Last


                        ---------------------------------------------------------------------------------------------------------
                                             First                              Middle                             Last


                        ---------------------------------------------------------------------------------------------------------
                              Full Name of Trust/Trustee(s)                                              Date of Trust

                        Address
                                 ------------------------------------------------------------------------------------------------
                                Number                 Street                   City                State               Zip Code

                        Date of Birth      /   /     SS#                               Sex   M  Telephone (   )            (HOME)
                                       ------------      ----------------------------     ---              ----------------
                                        Mo. Day  Yr.            (or Tax Iden. #)             F            (   )            (WORK)
                                                                                          ---              ----------------

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 2
 a. ANNUITANT           a. Annuitant
                                     --------------------------------------------------------------------------------------------
                                             First                              Middle                             Last

                        Address
                                -------------------------------------------------------------------------------------------------
                                    Number             Street                   City                State               Zip Code

                        Date of Birth      /   /     SS#                               Sex   M  Telephone (   )            (HOME)
                                       ------------      ----------------------------     ---              ----------------
                                       Mo. Day  Yr.           (or Tax Iden. #)               F            (   )            (WORK)
                                                                                          ---              ----------------
 b. JOINT               b. Joint Annuitant
    ANNUITANT                              --------------------------------------------------------------------------------------
    (If applicable)                               First                              Middle                             Last
    (Annuitant/Joint
    Annuitant may not   Address
    be a corporation            -------------------------------------------------------------------------------------------------
    or trust)                         Number           Street              City                State               Zip Code

                        Date of Birth      /   /     SS#                               Sex   M  Telephone (   )            (HOME)
                                       ------------      ----------------------------     ---              ----------------
                                       Mo. Day  Yr.            (or Tax Iden. #)              F            (   )            (WORK)
                                                                                          ---              ----------------
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 3                      Primary Beneficiary(s) and relationship to Owner   Contingent Beneficiary(s) and relationship to Owner
  OWNER'S
  BENEFICIARY           -----------------------------------------------        -------------------------------------------------
  DESIGNATION
                        -----------------------------------------------        -------------------------------------------------

                        -----------------------------------------------        -------------------------------------------------

                        -----------------------------------------------        -------------------------------------------------


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 4
  PREMIUM                 I.  Premium Payment               $                 (MAKE CHECK PAYABLE TO "CGLIC")
  PAYMENT(S)                                                 ----------------

                         II.  Plan Type (CHECK ONE)         / / QUALIFIED (IF QUALIFIED, PLEASE COMPLETE ADDENDUM TO
                                                                APPLICATION - FORM B10243)
                                                            / / NON-QUALIFIED

                        III.  Does any portion of the payment represent after-tax dollars?
                                              / / YES  / / NO      IF YES, SPECIFY THE AMOUNT $
                                                                                               -----------------------
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 5                                                  FIXED ACCOUNT GUARANTEED PERIODS - (SUB-ACCOUNTS)
 PREMIUM
 PAYMENT                _____% 1 Year                       _____% 5 Years                           _____% 10 Years
 ALLOCATION             _____% Years  (IF AVAILABLE FROM THE COMPANY)

 (Allocation to any     VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)
 one % line must be 1%
 or more.  Use Whole    ALGER AMERICAN FUND                                     MFS VARIABLE INSURANCE TRUST
 percentages only.      ___% Alger American Growth Portfolio                    ___% MFS Total Return Series
 Must total 100%.)      ___% Alger American Leveraged AllCap Portfolio          ___% MFS Utilities Series
                        ___% Alger American Midcap Growth Portfolio             ___% MFS Emerging Growth Series
 If DOLLAR COST         ___% Alger American Small Capitalization Portfolio      ___% MFS Research Series
 AVERAGING is                                                                   ___% MFS Growth With Income Series
 employed, an           CIGNA VARIABLE PRODUCTS GROUP
 allocation must be     ___% CIGNA Money Market Fund                            NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
 made to the                                                                                     ("AMT")
    Fixed Account       FIDELITY VARIABLE INSURANCE PRODUCTS                    ___% AMT Partners Portfolio
 OR THE                 ___% Fidelity VIP High Income Portfolio                 ___% AMT Limited Maturity Bond Portfolio
    CIGNA               ___% Fidelity VIP Equity-Income Portfolio
 Variable Products      ___% Fidelity VIP Overseas Portfolio                    OCC ACCUMULATION TRUST
 Money Market Fund      ___% Fidelity VIPII Investment Grade Bonds Portfolio    ___% OCC Global Equity Portfolio
 (and the % allocation  ___% Fidelity VIPII Contra Fund Portfolio               ___% OCC Managed Portfolio
 must result in at      ___% Fidelity VIPIII Growth Opportunities Portfolio     ___% OCC Small Cap Portfolio
 least $2,000 for the
 Fixed Account and                                OTHER (IF AVAILABLE FROM THE COMPANY)
 $1,000 for the Money                             ___% _________________________________
 Market Fund.                                     ___% _________________________________
 Please complete
 Section 8.)              _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).
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 6                      I(We) acknowledge that neither the Company nor any person authorized by the Company will be responsible
 TELEPHONE TRANSFER     for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such
 AUTHORIZATION          other person acted on telephone transfer instructions in good faith in reliance on this authorization.

                        Check here if you DO NOT wish to authorize telephone transfer instructions.    / /
                        Check here if you wish to authorize owner only telephone transfers.       / /
                        Check here if you wish to authorize owner and registered representative/agent to make telephone
                        transfers.   / /
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 7                      The Annuity Date (INCOME PAYMENTS BEGIN ON THE FIRST DAY OF THE MONTH FOLLOWING THE ANNUITY DATE) must be
 ANNUITY DATE           at  least one month after the Date of Issue.  If no date is selected, the initial Annuity Date will be no later  than  the  Annuitant's (older Annuitant's, if Joint Annuitant) 90th birthday (FOR QUALIFIED PLANS,
                        AGE 701/2).
                        Initial Annuity Date
                                             ----------------------------------------
                                                        MONTH            YEAR
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 8                      SELECT ONE TRANSFER OPTION ($100 MINIMUM PER TRANSFER):
 DOLLAR COST
 AVERAGING                / / $_____________ monthly     / / $_____________ quarterly

 (For Variable          Each  amount  transferred  is  to  be  applied  to  the following Fund(s) in these percentages (USE WHOLE
 Account only)          PERCENTAGES ONLY.  TOTAL MUST EQUAL 100%.):

 (FOLLOW INSTRUCTIONS   ALGER AMERICAN FUND                                     MFS VARIABLE INSURANCE TRUST
 IN SECTION 5 BEFORE    ___% Alger American Growth Portfolio                    ___% MFS Total Return Series
 COMPLETING THIS        ___% Alger American Leveraged AllCap Portfolio          ___% MFS Utilities Series
 SECTION.)              ___% Alger American Midcap Growth Portfolio             ___% MFS Emerging Growth Series
                        ___% Alger American Small Capitalization Portfolio      ___% MFS Research Series
                                                                                ___% MFS Growth With Income Series
                        CIGNA VARIABLE PRODUCTS GROUP
                        ___% CIGNA Money Market Fund                            NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                                                                               ("AMT")
                        FIDELITY VARIABLE INSURANCE PRODUCTS                    ___% AMT Partners Portfolio
                        ___% Fidelity VIP High Income Portfolio                 ___% AMT Limited Maturity Bond Portfolio
                        ___% Fidelity VIP Equity-Income Portfolio
                        ___% Fidelity VIP Overseas Portfolio                    OCC ACCUMULATION TRUST
                        ___% Fidelity VIPII Investment Grade Bonds Portfolio    ___% OCC Global Equity Portfolio
                        ___% Fidelity VIPII Contra Fund Portfolio               ___% OCC Managed Portfolio
                        ___% Fidelity VIPIII Growth Opportunities Portfolio     ___% OCC Small Cap Portfolio

                                                   OTHER (IF AVAILABLE FROM THE COMPANY)
                                                   ___% _________________________________
                                                   ___% _________________________________

                                _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).
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 9                      Will the contract replace one or more existing annuity or life insurance contracts?
 REPLACEMENT               YES   NO
                        IF YES, PLEASE PROVIDE COMPANY NAME, POLICY NUMBER AND AMOUNT IN SPECIAL REMARKS SECTION AND FOR NON-
                        QUALIFIED PLANS, COMPLETE THE FOLLOWING:

                               INDICATE COST BASIS:                  COST BASIS            GAIN

                               PRE-TEFRA (PRIOR TO 8/13/82)       _______________      _____________

                               POST-TEFRA (ON OR AFTER 8/13/82)   _______________      _____________
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 10
 SPECIAL REMARKS
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 11
 HOME OFFICE CHANGES OR
 CORRECTIONS
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 12                     I(We)  hereby certify that the answers to the above questions are true and correct to the best of my(our)
 SIGNATURE(S)           knowledge  and  belief  and agree that this application will be made a part of any contract issued by the
                        Company.    ALL  PAYMENTS  AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
                        FORMULA THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE PRIOR TO THE END OF
                        A  GUARANTEED  PERIOD.    ALL  PAYMENTS  AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT
                        EXPERIENCE  OF  THE  VARIABLE  ACCOUNT  ARE  VARIABLE  AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.  I(We)
                        acknowledge  receipt of a current prospectus.  Please check here     if you wish to receive a copy of the
                        Statement of Additional Information which supplements the information in the prospectus.  Under penalties of  perjury, I (the Owner) certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                        Signed at (City and State) ___________________________________________       On _____/_____/_____
                                                                                                         MO    DAY   YEAR
                        _________________________________________________________________
                                               SIGNATURE(S) OF OWNER(S)
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 13                    The Registered Representative hereby certifies that the contract    IS    IS NOT  intended to replace or
 CERTIFICATION/        change any existing annuity or life insurance.
 REPORT BY REGISTERED
 REPRESENTATIVE/       Print Name                                      Signature
 WITNESS                          ---------------------------------              -----------------------------------------------
                       SS#                                             Telephone
                                  ---------------------------------              -----------------------------------------------
                       Rep. Code/Percentage             /           %  Field Office Code
                                            ------------------------                    ----------------------------------------
                                 --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
                       Print Name                                      Signature
                                  ---------------------------------              -----------------------------------------------
                       SS#                                             Telephone
                                  ---------------------------------              -----------------------------------------------
                       Rep. Code/Percentage             /           %  Field Office Code
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 14                    Print Name                                      Telephone
 BROKER/                          ---------------------------------                ---------------------------------------------
 DEALER                Address                                         Broker Code
 INFORMATION                      ---------------------------------                ---------------------------------------------
                                                                       Field Office Code
                                  ---------------------------------                     ----------------------------------------


                       Registered Representative Election (IF NO CHOICE IS ELECTED, THE COMPANY WILL DEFAULT TO AN OPTION PICKED
                       BY A BROKER/DEALER.)

                       A,       B,      C        Other ______________
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